UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04605

First Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	March 31, 2009

Date of reporting period:	September 30, 2008

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

Semi-Annual Report | September 30, 2008

Letter from the Adviser

Dear Shareholders:

The First Opportunity Fund (“the Fund”) returned –20.7% on net asset value for the six month period ending September 30, 2008. Financial stocks underperformed the overall market index as measured by the S&P 500, which returned -10.9%.

TOTAL RETURNS as of September 30, 2008

	6 mo	1 YR	3 YR	5 YR	10 YR
First Opportunity Fund’s NAV	-20.7%	-34.6%	-10.1%	1.4%	10.3%
S&P 500 Index	-10.9	-22.0	0.2	5.2	3.1
NASDAQ Composite*	-7.9	-21.9	-0.1	3.9	2.5
NASDAQ Banks*	-4.8	-19.7	-7.1	-1.3	3.4
SNL Thrifts*	-24.1	-50.1	-20.8	-10.6	1.6
SNL Finance REIT*	-16.1	-40.1	-22.0	-11.1	-0.8

Sources: Lipper Analytical Services, Inc. and Wellington Management Company, LLP

* Principal Only

Periods greater than one year are annualized

This has been one of the most challenging periods since the Fund’s inception. While in our last letter we highlighted our expectations for increased volatility and economic softness, the severity and speed with which market events unfolded was unprecedented. Worldwide recession fears and a US financial market shock of historic proportions resulted in an extremely challenging six months for equities. The first half of the period was categorized by record oil and agricultural prices and global inflation fears. These themes reversed rapidly in the later half as the turmoil in the credit markets, corporate earnings disappointments, and precipitous home price declines that have been economic headwinds for financial services companies, came to a head. US equity markets fell sharply in September and declined further in October as credit markets continued to deteriorate and market volatility reached record levels. In the last three months alone, government sponsored Fannie Mae and Freddie Mac were essentially nationalized, Lehman Brothers declared bankruptcy, Merrill Lynch was forced to merge with Bank of America, and Washington Mutual became the largest bank failure in US history.

With this series of government actions, a persistent worry is that re-regulation trumps global capitalism as some of this government intervention has been fairly disrespectful of private capital thus far. The latest actions, with the US government joining several of its European counterparts in acquiring direct equity stakes in our banking system, will take some time to digest. A combination of more rescue packages, unconventional monetary policies by the Federal Reserve Bank, and worldwide rate cuts should help revive the funding-starved credit system, though it will also require the infusion of fresh private capital investment. We will be on the lookout for opportunities to help the cause where the Fund can profit.

Within the Fund, South Financial (+18.2%), a US commercial bank holding company, was the strongest contributor to absolute performance during the six month period ended September 30, 2008. The Fund initiated a position of Convertible Preferred shares in May. The distressed company which had severe credit quality issues and a portfolio of troubled construction loans successfully raised a significant amount of capital in May, leading to a strong rebound in July. Shares of Signature Bank NY (+38.78%) were up sharply as the company benefited from the shake-up that has occurred in financial institutions in New York City. While the industry was pulling back, Signature Bank had been on the offensive, accelerating its recruiting efforts, making loans, and hiring lenders. The Fund also purchased protection in the form of credit default swaps (CDS), which partially offset the decline in financial sector stocks during the period. Our CDS holdings consisted of protection on broad financial sector indexes as well as a basket of select European financial institutions.

Washington Mutual (-98.4%), the consumer and small business US banking company, was the largest detractor from absolute Fund performance. Its mortgage-centric business model caused the share price to fall sharply over the course of the year, and particularly in the third quarter, culminating with the Office of Thrift Supervision (OTS) placing Washington Mutual Bank under receivership and selling the assets, deposits, and certain liabilities to JPMorgan Chase for approximately $1 .9 billion. Our position in Thornburg Mortgage (-43.6%) detracted as a fresh wave of declines in prime residential mortgage-backed securities prices, combined with the most recent turmoil among Wall Street broker/dealers, caused the company to struggle. MF Global (-44.6%), a broker of exchange-listed futures and options, was the third largest absolute detractor to Fund performance, as it provided a disappointing earnings forecast during the period. Negative news, including a management reorganization and rogue trader scandal, has weighed on the share price during the year.

At the end of the period, the Fund remains positioned primarily in Regional Banks (29%) as well as Thrift & Mortgage Finance names (23%). We have marginally decreased our Regional Bank and Property and Casualty Insurance exposure over the last six months, while slightly increasing our exposure to Mortgage REITS. We continue to find select attractive opportunities on a relative valuation outside the US, with approximately 14% of the Fund’s equity securities domiciled in non-US securities. This conviction for financial stock valuations outside the US is also reflected in several of the Fund’s top ten holdings, AerCap and Banco Industrial, being non-US securities. The Fund’s top holdings at the end of the year include South Financial, Thornburg Mortgage, Hatteras, JPMorgan Chase, and ESSA Bancorp. At the end of September, the Fund held a cash position of 13.2%, which we subsequently used in mid-October to pay-off completely the $30 million loan outstanding.

As the financial industry remains under considerable stress, we believe this creates buying opportunities to purchase well-positioned companies at attractive valuations. We will continue to upgrade the Fund by adding solid companies on price weakness and trimming into strength. As mentioned previously, there will be much differentiation ahead between those who have the wherewithal to hold on to their assets long enough to weather the storm, and those who do not. We remain confident in the Fund’s current positioning and we continue to see many attractive opportunities for investment.

With this challenging period for investing in the financial sector, we especially appreciate your support of the Fund.

Nicholas C. Adams, CFA

Senior Vice President and Equity Portfolio Manager
Wellington Management Company, LLP

www.firstopportunityfund.com

Financial Data Unaudited

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
3/31/08	$10.18	$9.04	$0.00
4/30/08	10.28	9.66	0.00
5/31/08	10.19	9.76	0.00
6/30/08	8.75	8.28	0.00
7/31/08	8.81	8.79	0.00
8/31/08	8.77	7.95	0.00
9/30/08	8.07	7.63	0.00

The First Financial Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the 10 years ending:

•                  December 31, 2006

•                  December 31, 2005

•                  December 31, 2004

and the 5 years ending:

•                  December 31, 2004 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS (97.1%)
DOMESTIC COMMON STOCKS (71.5%)
Banks & Thrifts (24.8%)
97,144	1st United Bancorp, Inc.*	$631,436
83,490	Alliance Bankshares Corp.*	268,838
541,900	AmeriServ Financial, Inc.*	1,278,884
11,900	Bank of Commerce Holdings	82,705
34,000	Bank of Marin	1,071,000
83,300	Bank of Virginia*	338,198
1,100	BankFinancial Corp.	16,148
57,000	BCB Bancorp, Inc.	755,250
154,300	Benjamin Franklin Bancorp, Inc.	1,738,961
48,552	Beverly Hills Bancorp, Inc.	59,233
64,300	Beverly National Corp.	1,170,260
37,400	Bridge Capital Holdings*	403,172
13,400	Cambridge Bancorp	351,080
47,298	Carolina Trust Bank*	523,589
340,815	CCF Holding Co.(b)	1,124,690
1,820	Central Virginia Bankshares, Inc.	14,924
51,860	Centrue Financial Corp.	723,966
60,000	Community Bank* (a)(c)	4,522,200
66,000	Community Bank of Orange, N.A.*	356,400
75,800	The Connecticut Bank & Trust Co.*	386,580
114,831	Dearborn Bancorp, Inc.*	568,413
105,824	Eastern Virginia Bankshares, Inc.	1,333,382
97,200	FC Holdings, Inc.*(a)(c)	435,456
5,700	First Advantage Bancorp*	56,430
39,700	First American International*(a)(c)	1,250,550
32,450	First Bankshares, Inc.*	154,138
79,578	First California Financial Group, Inc.*	684,371
17,400	First Capital Bancorp, Inc.*	184,788
225,534	First Regional Bancorp*	1,409,588
212,000	First Security Group, Inc.	1,551,840
66,726	First Southern Bancorp*(a)(c)	1,201,068
28,200	First State Bank*(c)	126,900
2,880	First Trust Bank*	32,544
193,261	Florida Capital Group*(a)(c)	1,178,892
15,645	FNB Bancorp	219,030
207,700	Great Florida Bank Class A*	851,570
15,300	Great Florida Bank Class B*	49,725
228,000	Hampshire First Bank*(a)	1,482,000
35,203	Heritage Oaks Bancorp	267,543

See accompanying notes to financial statements.

Portfolio of Investments Unaudited September 30, 2008

Shares	Description	Value (Note 1)
Banks & Thrifts (continued)
49,200	ICB Financial* (a)	$182,040
19,000	Katahdin Bancshares Corp.*(a)	247,950
70,085	MetroCorp Bancshares, Inc.	841,020
905,600	National Bancshares, Inc.*(a)(c)	2,128,160
29,900	New England Bancshares, Inc.*(a)(d)	261,625
10,000	New England Banchshares, Inc.(a)	87,500
138,600	NewBridge Bancorp	661,122
5,400	North Dallas Bank & Trust Co.	261,900
361,622	Northfield Bancorp, Inc.*	4,379,241
40,500	Oak Ridge Financial Services, Inc.*	343,035
2,500	Old Point Financial Corp.	50,000
54,208	Parkway Bank*	420,112
130,500	Pennsylvania Commerce Bancorp*	3,890,204
163,590	Pilot Bancshares, Inc.*(a)	490,770
190,540	Republic First Bancorp, Inc.*	1,640,549
48,549	SCBT Financial Corp.	1,825,442
10,992	Signature Bank*	383,401
111,615	Southern Connecticut Bancorp, Inc.*	658,529
92,369	Southern First Bancshares, Inc.*	1,082,565
302,900	Square 1 Financial, Inc.*(a)(c)	3,029,000
97,500	State Bancorp, Inc.*(a)	1,452,750
84,158	Sterling Banks, Inc.*	273,514
242,387	Sun Bancorp, Inc.*	3,284,344
49,680	Valley Commerce Bancorp*	548,968
36,100	VIST Financial Corp.	433,200
43,787	Wainwright Bank & Trust Co.	372,190
24,519	Yadkin Valley Financial Corp.	415,842
		58,500,715
Diversified Financial Services (8.1%)
16,240	Affinity Financial Corp.*(a)(c)	173,768
25,000	CMET Finance Holding*(a)(c)(d)	347,250
165,700	Goldleaf Financial Solutions, Inc.*	245,236
276,300	Highland Financial Partners LP*(a)(c)(d)	1,381,500
60,000	Independence Financial Group, Inc.*(a)(c)	545,400
135,400	JPMorgan Chase & Co.	6,323,180
145,200	KKR Financial Holdings LLC	923,472
93,615	Mackinac Financial Corp.	493,351
745,500	MF Global, Ltd.*	3,235,470
175,100	Muni Funding Co of America, LLC (a)(c)(d)	875,500
455,100	Ocwen Structured Investments, LLC*(a)(c)	1,376,404

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Diversified Financial Services (continued)
265,000	Resource Capital Corp.*(a)(d)	$1,605,900
466,667	Terra Nova Financial Group*(a)(d)	466,667
199,641	TICC Capital Corp.	1,026,155
		19,019,253
Insurance (2.1%)
241,100	AmTrust Financial Services, Inc.(a)(d)	3,276,549
375,700	Maiden Holdings, Ltd.	1,634,295
		4,910,844
Mortgages & REITS (8.6%)
134,500	American Capital Agency Corp., REIT	2,329,540
152,766	Cypress Sharpridge Investments, Inc.; REIT(a)(c)(d)	1,527,660
55,000	Embarcadero Bank*(a)(c)	545,050
316,290	Hatteras Financial Corp. REIT(a)(d)	7,337,928
177,324	MFA Mortgage Investments, Inc.; REIT	1,152,606
155,504	Newcastle Investment Holdings Corp.; REIT*(a)(c)	702,878
2,949,943	Thornburg Mortgage, Inc. Escrow*(a)(c)	2,949,943
865,744	Thornburg Mortgage, Inc. Participation*(a)(c)	865,744
87,900	Verde Realty*(a)(c)	2,900,700
		20,312,049
Savings & Loans (27.9%)
236,800	Abington Bancorp, Inc.	2,396,416
75,500	American Bancorp of NJ	752,735
34,100	Appalachian Bancshares, Inc.*	170,159
10,000	Auburn Bancorp, Inc.*	102,500
151,500	Beacon Federal Bancorp, Inc.	1,334,715
317,000	Beneficial Mutual Bancorp, Inc.*	4,010,050
278,520	Boston Private Financial Holdings, Inc.	2,434,265
129,280	Broadway Financial Corp. (b)	999,334
140,756	Cape Bancorp, Inc.*	1,301,993
60,100	Carver Bancorp*	405,675
81,700	Central Federal Corp.	285,950
105,600	CFS Bancorp, Inc.	976,800
33,000	Citizens Community Bank*	280,500
54,700	Citizens First Bancorp, Inc.	292,645
540,000	Citizens Republic Bancorp, Inc.	1,663,200
199,382	Danvers Bancorp, Inc.	2,542,121
26,900	ECB Bancorp, Inc.	645,600
396,200	ESSA Bancorp, Inc.	5,507,179

See accompanying notes to financial statements.

Portfolio of Investments Unaudited September 30, 2008

Shares	Description	Value (Note 1)
Savings & Loans (continued)
32,500	Fidelity Federal Bancorp (c)	$487,500
25,638	First Community Bank Corp. of America*	166,647
423,058	Flagstar Bancorp, Inc.(a)	1,260,713
43,400	Georgetown Bancorp, Inc.*	271,250
222,900	Hampden Bancorp, Inc.	2,177,733
3,630	HF Financial Corp.	47,190
327,448	Home Federal Bancorp, Inc.*	4,174,962
93,100	Jefferson Bancshares, Inc.	870,485
81,700	Legacy Bancorp, Inc.	1,102,950
66,000	Liberty Bancorp, Inc.	594,000
130,712	LSB Corp.	1,392,083
30,200	Malvern Federal Bancorp, Inc.	302,906
182,200	Meridian Interstate Bancorp, Inc.*	1,860,262
310,300	MidCountry Financial Corp.*(a)(c)	1,445,998
113,200	Newport Bancorp, Inc.*	1,358,400
67,100	Old Line Bancshares, Inc.	532,774
87,928	Oritani Financial Corp.*	1,481,587
110,400	Osage Bancshares, Inc.	1,024,512
163,300	Pacific Premier Bancorp, Inc.*	824,665
165,930	Perpetual Federal Savings Bank (b)	2,497,247
17,500	Privee LLC* (a)(c)	1,305,150
75,100	Provident Financial Holdings, Inc.	660,880
40,650	Redwood Financial, Inc.*(b)(c)	609,750
90,000	River Valley Bancorp (b)	1,429,200
28,600	Rockville Financial, Inc.	450,450
41,000	Rome Bancorp, Inc.	430,500
6,300	Royal Financial, Inc.*	41,580
289,600	SI Financial Group, Inc.	2,172,000
17,600	Sound Financial, Inc.	129,360
100,000	Sterling Eagle*(a)(c)	74,750
126,600	TFS Financial Corp.	1,585,032
110,500	Third Century Bancorp (b)	801,125
266,349	United Financial Bancorp, Inc.	3,955,283
125,200	ViewPoint Financial Group	2,191,000
1,451,428	Washington Mutual Unit Split *(a)(c)	107,115
		65,918,876

TOTAL DOMESTIC COMMON STOCKS
(Cost $222,201,280)		168,661,737

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
FOREIGN COMMON STOCKS (18.4%)
Bermuda (1.8%)
112,718	Catlin Group, Ltd.	$689,859
112,000	CRM Holdings, Ltd.*	302,400
108,200	Maiden Holdings, Ltd. (a)(d)	470,670
36,500	RAM Holdings, Ltd.*	61,320
5,700	White Mountains Insurance Group, Ltd.	2,677,575
		4,201,824
Brazil (3.1%)
1,421,000	Banco Industrial e Comercial S.A.	4,741,893
885,100	Banco Sofisa S.A.	2,046,582
210,000	Brasil Brokers Participacoes S.A.*	661,044
		7,449,519
Canada (0.5%)
111,000	DundeeWealth, Inc.	1,085,751

Denmark (0.5%)
12,690	Gronlandsbanken	1,125,340

Great Britain (1.1%)
472,279	Lancashire Holdings, Ltd.	2,586,082

Guernsey (2.8%)
526,817	European Capital*(a)	2,526,793
427,001	KKR Private Equity Investors LP*	4,013,809
		6,540,602
India (2.4%)
135,846	Axis Bank, Ltd.	2,083,319
14,934	Financial Technologies India, Ltd.	329,095
13,393	Housing Development Finance Corp.	611,390
193,066	Indiabulls Financial Services, Ltd.	637,798
468,996	Infrastructure Development Finance Co., Ltd.	717,499
574,975	JM Financial, Ltd.	446,244
80,902	Kotak Mahindra Bank, Ltd.	954,580
		5,779,925
Netherlands (1.8%)
404,030	AerCap Holdings N.V.*	4,286,758

See accompanying notes to financial statements.

Portfolio of Investments Unaudited September 30, 2008

Shares	Description	Value (Note 1)
Singapore (0.0%)(e)
214,000	ARA Asset Management, Ltd. (d)	$73,724

Sweden (0.3%)
61,000	Intrum Justitia AB	643,144

Switzerland (4.1%)
22,390	Augsberg Re (a)(c)	—
20,463	Basler Kantonalbank	2,104,183
8,968	Luzerner Kantonalbank AG	1,998,296
89,969	Paris Re Holdings, Ltd.*(a)	1,583,225
5,891	St. Galler Kantonalbank	2,426,199
8,447	Valiant Holding	1,491,487
		9,603,390
TOTAL FOREIGN COMMON STOCKS (Cost $75,262,873)		43,376,059

DOMESTIC PREFERRED STOCKS (5.3%)
2,544	South Financial Group, Inc.*(a)(c)	2,868,846
8,456	South Financial Group, Inc.*(a)(c)	9,535,757
		12,404,603
TOTAL DOMESTIC PREFERRED STOCKS (Cost $11,000,000)		12,404,603

DOMESTIC WARRANTS (0.1%)
195,000	Dime Bancorp, Inc., Warrants, Expires 12/26/50*(c)	17,550
12,300	ICB Financial, Warrants, Expires 6/30/09*(a)(c)	—
26,500	Resource Capital Corp., Warrants,
	Expires 12/31/09*(a)(c)	11
233,333	Terra Nova Financial Group, Warrants,
	Expires 3/20/11*(a)(c)	30,427
181,429	Washington Mutual, Inc., Warrants,
	Expires 4/11/1 3*(a)(c)	82,350
		130,338
TOTAL DOMESTIC WARRANTS (Cost $—)		130,338

See accompanying notes to financial statements.

Par Value	Description	Value (Note 1)
DOMESTIC CORPORATE BONDS & NOTES (1.8%)
Mortgages & REITS
$11,050,076	Thornburg Mortgage, Inc., 18.00%, due 3/31/15 (a)(c)	$4,276,380

TOTAL DOMESTIC CORPORATE BONDS & NOTES (Cost $9,111,966)		4,276,380

TOTAL LONG TERM INVESTMENTS (Cost $317,576,119)		228,849,117

SHORT TERM INVESTMENTS (8.4%)
Repurchase Agreement (8.4%)
19,900,000	Deutsche Bank Triparty Repo, 2.25% dated 9/30/08, to be repurchased at $19,901,244 on 10/1/08, collateralized by U.S. Government Agency Securities with an aggregate market value plus interest of $20,206,724, rates from 4.50%-7.00% and maturities from 3/1/22-9/1/38	19,900,000

Total Repurchase Agreement (Cost $19,900,000)		19,900,000

TOTAL SHORT TERM INVESTMENTS (Cost $19,900,000)		19,900,000

TOTAL INVESTMENTS (105.5%) (Cost $337,476,119)		248,749,117

TOTAL LIABILITIES LESS OTHER ASSETS (-5.5%)		(13,032,520)

NET ASSETS (100.0%)		$235,716,597

See accompanying notes to financial statements.

Portfolio of Investments Unaudited September 30, 2008

*	Non-income producing security.
(a)	Private Placement restricted as to resale and does not have a readily available market.
(b)	Affiliated Company. See Note 8 to Financial Statements.
(c)	Indicates a fair valued security. Total market value for fair value securities is $48,905,607 representing 20.7% of total net assets.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.
(e)	Less than 0.05% of Net Assets.

Common Abbreviations:

REIT- Real Estate Investment Trust

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine industry subclassifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See accompanying notes to financial statements.

Statement of Assets and Liabilities Unaudited September 30, 2008

ASSETS
Investments:
Investments, at value of Unaffiliated Securities (Cost $333,504,870)(Note1)	$241,287,771
Investments, at value of Affiliated Securities (Cost $3,971,249)(Notes1 and 9)	7,461,346
Total Investments, at value	248,749,117
Foreign currency, at value (Cost $33,775)	32,981
Cash	729,719
Unrealized appreciation on credit default swaps (Note 1)	4,133,171
Deposit with broker as collateral for credit default swaps(a)	465,000
Receivable for investments sold	15,580,511
Dividends and interest receivable	350,795
Dividends reclaim receivable	91,733
Prepaid expenses and other assets	30,250
Total Assets	270,163,277

LIABILITIES
Payable for investments purchased	342,376
Interest payable on credit default swap contracts	78,789
Up front payments paid for credit default swap contracts	2,840,800
Payable for outstanding loan (Note 7)	30,000,000
Interest due on loan payable to bank (Note 7)	190,165
Investment advisory fees payable (Note 2)	832,490
Administration and co-administration fees payable (Note 2)	74,190
Legal and audit fees payable	4,625
Directors’ fees and expenses payable (Note 2)	25,796
Accrued expenses and other payables	57,449
Total Liabilities	34,446,680
NET ASSETS	$235,716,597

NET ASSETS CONSISTS OF:
Par value of Common Stock (Note 4)	$29,201
Paid-in capital in excess of par value of Common Stock	345,931,830
Undistributed net investment income	2,172,783
Accumulated net realized loss on investments sold	(27,742,887)
Net unrealized depreciation on investments, swaps, and foreign currency translation	(84,674,330)
NET ASSETS	$235,716,597

Net Asset Value, $235,716,597/29,200,589 shares outstanding	$8.07

(a) Represents restricted cash on deposit with the counterparties as collateral for swaps.

See accompanying notes to financial statements.

Statement of Operations Unaudited For the Six Months Ended September 30, 2008

NET INVESTMENT INCOME
Investment Income:
Dividends from Unaffiliated Securities (net of foreign withholding taxes of $120,703)	$4,389,108
Dividends from Affiliated Securities	166,301
Interest	1,138,855
Securities lending income	45,048
Miscellaneous income	828
Total Investment Income	5,740,140

Expenses:
Investment advisory fee (Note 2)	1,588,438
Administration, co-administation and custodian fees (Note 2)	450,299
Interest on outstanding loan payable (Note 7)	551,859
Directors’ fees and expenses (Note 2)	54,397
Legal and audit fees	49,830
Insurance Expense	34,405
Printing fees	31,586
Transfer agency fees	8,762
Other	17,386
Total Expenses	2,786,962
Net Investment Income	2,953,178

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on:
Unaffiliated securities	(22,731,622)
Interest rate swap contracts - net	(540,302)
Foreign currency related transactions	37,020
(23,234,904)
Net change in unrealized appreciation/(depreciation) of:
Investment securities	(45,185,401)
Swap contracts	4,054,382
Translation of assets and liabilities denominated in foreign currencies	(3,491)
(41,134,510)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(64,369,414)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(61,416,236)

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2008	Year Ended
	(Unaudited)	March 31, 2008
OPERATIONS
Net investment income	$2,953,178	$5,282,342
Net realized gain/(loss) on investments sold	(23,234,904)	16,413,884
Net change in unrealized appreciation/ (depreciation) on investments, swap contracts and foreign currency translation	(41,134,510)	(113,780,930)
Net Decrease in Net Assets Resulting from Operations	(61,416,236)	(92,084,704)

DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(5,256,106)
From net realized capital gains	—	(47,888,966)
Net Decrease in Net Assets from Distributions	—	(53,145,072)
Net Decrease in Net Assets	(61,416,236)	(145,229,776)

NET ASSETS
Beginning of year	297,132,833	442,362,609
End of period (including undistributed/ (overdistributed) net investment income of $2,172,783 and $(780,395), respectively)	$235,716,597	$297,132,833

See accompanying notes to financial statements.

Statement of Cash Flows Unaudited For the Six Months Ended September 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(61,416,236)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities
Investments purchased	(101,806,486)
Investments sold	123,354,161
Increase in short term investments, net	(10,500,000)
Discount accretion	(21,706)
Increase in deposits with broker as collateral for swap contracts	(465,000)
Increase in receivable for investments sold	(15,481,402)
Increase in dividends and interest receivable	(40,874)
Decrease in prepaid expenses	82,267
Increase in payable for investments purchased	165,762
Decrease in interest due on loan payable to bank	(24,965)
Decrease in accounts payable and accrued expenses	(92,982)
Increase in up front payments on swap contracts	2,840,800
Net change in unrealized depreciation on investments	45,185,401
Net change in unrealized appreciation on swap contracts	(4,054,382)
Net realized loss from investments	22,731,622
Net cash provided by operating activities	455,980

Cash flows from financing activities
Increase/(decrease) in payable for outstanding loan	—
Cash distributions paid to shareholders	—
Net cash used in financing activities	—

Net increase in cash
Cash at beginning of year	$306,720
Cash at end of period	$762,700

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$576,824

See accompanying notes to financial statements.

Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Six Months Ended		For the Year Ended March 31,
	September 30, 2008(a)		2008	2007	2006	2005	2004

OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.18		$15.15	$15.67	$17.28	$19.24	$14.40

Income from investment operations:
Net investment income	0.10		0.18	0.08	0.15	0.38	0.15
Net realized and unrealized gain/(loss) on investments	(2.21)		(3.33)	1.03	2.36	2.74	7.36
Total from Investment Operations	(2.11)		(3.15)	1.11	2.51	3.12	7.51

Distributions:
Dividends paid from net investment income	—		(0.18)	(0.20)	(0.20)	(0.38)	(0.16)
Distributions paid from net realized capital gains	—		(1.64)	(1.43)	(3.92)	(4.72)	(2.59)
Total Distributions	—		(1.82)	(1.63)	(4.12)	(5.10)	(2.75)

Accretive Impact of Capital Share Transactions	—		—	—	—	0.02	—
Net Increase resulting from Fund Share repurchase	—		—	—	—	—	0.08
Net asset value, end of period (b)	$8.07		$10.18	$15.15	$15.67	$17.28	$19.24
Market price per share, end of period (b)	$7.63		$9.04	$14.25	$16.51	$18.02	$18.30

Total Investment Return Based on Market Price (c)	(15.60	)%(d)	(25.85)%	(4.28)%	17.07%	24.41%	51 .96%

RATIOS AND SUPPLEMENTAL DATA:
Ratio of operating expenses to average net assets	1.93	%(e)	1.57%	1.28%	1.02%	1.06%	1.10%
Ratio of net investment income to average net assets	2.04	%(e)	1.34%	0.50%	1.54%	1.94%	0.86%
Portfolio turnover rate	36	%(d)	76%	55%	70%	79%	87%
Net assets, end of period (in 000’s)	$235,717		$297,133	$442,363	$439,675	$398,632	$438,573
Number of shares outstanding, end of period (in 000’s)	29,201		29,201	29,201	28,062	23,063	22,791

(a)	Unaudited.
(b)	NAV and Market Value are published in The Wal Street Journal each Monday.
(c)

Total investment return is calculated assuming a purchase of a common stock at the current market value on the first day and a value and a sale at the current market value on the last day of each period reported. Dividends and distributions are assumed for purposes of calculations to be reinvested at prices obtained under the dividend reinvestment plan. The calculation does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)	Not Annualized.
(e)	Annualized.

Semi-Annual Report   September 30, 2008

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

First Opportunity Fund, Inc. (the “Fund”) was incorporated in Maryland on March 3, 1986, as a closed-end, diversified management investment company. As of October 14, 2008 the Fund changed its name from First Financial Fund, Inc. to First Opportunity Fund, Inc. The Fund’s primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing, under normal conditions, at least 65% of its assets in financial services companies, except for temporary or defensive purposes. “Financial service companies” include savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies.

Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Securities Valuation: Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Where market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the adviser, does not represent fair value (“Fair Value Securities”), securities are valued at fair value by a Pricing Committee appointed by the Board of Directors, in consultation with the adviser. In such circumstances, the adviser makes an initial written recommendation to the Pricing Committee regarding valuation methodology for each Fair Value Security. Thereafter, the adviser conducts periodic reviews of each Fair Value Security to consider whether the respective methodology

Notes to Financial Statements Unaudited September 30, 2008

and its application is appropriate and recommends methodology changes when appropriate. The Pricing Committee reviews and makes a determination regarding each initial methodology recommendation and any subsequent methodology changes. All methodology recommendations and any changes are reviewed by the entire Board of Directors on a quarterly basis. The financial statements include investments valued at $48,905,607 (20.7% of total net assets) and $66,655,800 (22.4% of total net assets) as of September 30, 2008 and March 31, 2008, respectively, whose fair values have been estimated by management in the absence of readily determinable fair values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards (“FASB”) No. 157, Fair Value Measurements (“FAS 157”), as well as FASB Standards No. 159 (“FAS 159”), Fair Value Option for Financial Assets and Financial Liabilities – including an amendment of FASB Statement No. 115, effective April 1, 2008. Management has determined that there is no impact to the Fund as a result of adopting FAS 159. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the six months ended September 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multidimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund’s investments carried at value:

		Other Financial Instruments*
	Investments in Securities	Unrealized Appreciation
Valuation Inputs	at Value	(Depreciation)

Level 1 - Quoted Prices	$197,316,716	$—
Level 2 - Other Significant
Observable Inputs	19,298,356	4,133,171
Level 3 - Significant
Unobservable Inputs	32,134,045	—
Total	$248,749,117	$4,133,171

* Other financial instruments include swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 3/31/08	$—
Realized loss	(11,458)
Change in unrealized depreciation	(12,722,392)
Net purchases/(sales)	(747,890)
Transfer in and/or out of Level 3	45,615,785
Balance as of 9/30/08	$32,134,045

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the portfolios. Interest income including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis, using the effective interest method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in gains and losses on investment securities sold.

Notes to Financial Statements Unaudited September 30, 2008

Repurchase Agreements: The Fund may enter into repurchase agreement transactions with United States financial institutions. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the value of which exceed the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. The value of the collateral at the time of the execution must be at least equal to 102% of the total amount of the repurchase obligations, including interest. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Lending of Portfolio Securities: The Fund used State Street Bank and Trust Company (“State Street”) as its lending agent during the period to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. These fees are disclosed as “Securities lending income” in the Statement of Operations, net of expenses retained by State Street as compensation for its services as lending agent. The Fund received cash collateral, which was invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. The cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio were for the same or similar services as fees paid by the Fund, there was a layering of fees, which may have increased expenses and decreased returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of the Fund’s Statement of Assets and Liabilities and Portfolio of Investments in the semi-annual shareholder reports. Although risk is mitigated by the collateral, the Fund could have experienced a delay in recovering its securities and a possible loss of income or value if the borrower failed to return the securities when due.

As of September 30, 2008, the Fund was not participating in a securities lending program.

Credit Default Swaps: The Fund may invest in credit default swap contracts. Credit default swap contracts entered into by the Fund as of September 30, 2008, were as follows:

Swap Counterparty	Referenced Obligation	Notional Amount		Rates paid by Fund	Termination Date	Upfront Payments (made) received by the Fund	Unrealized Gain
Morgan Stanley	Barclays Bank	4,500,000	(EUR)	1.42%	9/20/13	$—	$270,837
Goldman Sachs	BNP Paribas	4,500,000	(EUR)	0.67%	9/20/13	—	86,757
Goldman Sachs	Commerzbank	4,500,000	(EUR)	0.88%	9/20/13	—	176,225
Morgan Stanley	Credit Agricole	4,500,000	(EUR)	1.09%	9/20/13	—	64,333
Morgan Stanley	DBR	25,000,000	(USD)	0.1225%	9/20/18	—	110,041
Goldman Sachs	EURO DB	3,400,000	(EUR)	0.875%	9/20/13	—	143,839
Goldman Sachs	Intesa Sanpaolo	4,500,000	(EUR)	0.57%	9/20/13	—	60,753

Swap Counterparty	Referenced Obligation	Notional Amount		Rates paid by Fund	Termination Date	Upfront Payments (made) received by the Fund	Unrealized Gain
Morgan Stanley	ITRAXX EURO	18,750,000	(EUR)	1.65%	6/20/13	$(926,683)	562,084
Morgan Stanley	ITRAXX EURO	21,875,000	(EUR)	1.65%	6/20/13	(1,083,768)	658,403
Goldman Sachs	ITRAXX EURO	10,200,000	(EUR)	1.65%	6/20/13	(485,967)	287,625
Morgan Stanley	Lloyds Bank	4,500,000	(EUR)	0.89%	9/20/13	—	295,193
Morgan Stanley	NAIGS10V1-5Y	19,000,000	(USD)	1.55%	6/20/13	(169,140)	349,440
Morgan Stanley	NAIGS10V1-5Y	19,000,000	(USD)	1.55%	6/20/13	(175,242)	355,542
Morgan Stanley	Republic of Korea	3,000,000	(USD)	1.22%	9/20/13	—	73,312
Morgan Stanley	Royal Bank Scott	4,500,000	(EUR)	1.37%	9/20/13	—	391,193
Morgan Stanley	Societe Generale	4,500,000	(EUR)	1.01%	9/20/13	—	77,817
Goldman Sachs	Unicredit S.P.A.	4,500,000	(EUR)	0.68%	9/20/13	—	169,777
TOTAL						$(2,840,800)	$4,133,171

Expense Offset Arrangement: State Street served as custodian of the Fund through July 31, 2008. State Street’s fee may have been reduced by credits that were an earnings allowance calculated on the average daily cash balances the Fund maintained with State Street. Credit balances used to reduce the Fund’s custodian fees, if any, are reported as a reduction of total expenses in the Statement of Operations. During the six months ended September 30, 2008, the Fund had no expense offset arrangement.

Federal Income Taxes: The Fund intends to qualify as a registered investment company (“RIC”) by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs and intends to distribute substantially all of its taxable net investment income to its stockholders. Therefore, no Federal income tax provision is required.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences and (2) the attribution of expenses against certain components of taxable investment income. The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, (“FIN 48”) “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income

Notes to Financial Statements Unaudited September 30, 2008

Taxes.” This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management has concluded that First Opportunity Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. Federal jurisdiction and the state of Colorado. For the years ended March 31, 2005 through March 31, 2008, the Fund’s Federal and state returns are still open to examination by the appropriate taxing authority. To the best of our knowledge, no income tax returns are currently under examination.

Dividends and Distributions to Stockholders: The Fund expects to declare and pay dividends from net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences related to income and gains are reclassified to paid-in-capital when they arise.

NOTE 2. AGREEMENTS

Wellington Management Company, LLP serves as the investment adviser (the “Investment Adviser”) and makes investment decisions on behalf of the Fund. As of July 24, 2006, the Fund pays the Investment Adviser a quarterly fee at the following annualized rates: 1.125% of the Fund’s average month-end net assets (“Net Assets”) up to and including $150 million; 1.000% on Net Assets on the next $150 million; and 0.875% on Net Assets in excess of $300 million. Prior to July 24, 2006, the Fund paid the Investment Adviser a quarterly fee at the following annualized rates: 0.75% of the Fund’s Net Assets up to and including $50 million, and 0.625% of Net Assets in excess of $50 million.

Fund Administrative Services, LLC (“FAS”), serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund which include: providing the Fund’s principal offices and executive officers, overseeing and administering all contracted service providers, making recommendations to the Board regarding policies of the Fund, conducting stockholder relations, authorizing expenses, and other administrative tasks. The Fund pays FAS a monthly fee, calculated at an annual rate of 0.20% of the value of the Fund’s average monthly net assets up to $250 million; 0.18% of the Fund’s average monthly net assets on the next $150 million; and 0.15% of the value of the Fund’s average monthly net assets over $400 million. The equity owners of FAS are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”) and the Lola Brown Trust No. 1B (the “Lola Trust”). The Lola Trust is a stockholder of the Fund, and the Lola Trust and EALLC are considered to be “affiliated persons” of the Fund as that term is defined in the Investment Company Act of 1940, as amended, (the “1940 Act”).

The Fund pays each Director who is not a director, officer or employee of the Investment Adviser or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Total Return Fund, the Boulder Growth & Income Fund and The Denali Fund (the “Fund Group”). ALPS receives the greater of the following, based on combined average total assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on average assets up to $1 billion, an annualized fee of 0.03% on average assets between $1 and $3 billion, and an annualized fee of 0.02% on average assets above $3 billion.

State Street served as the Fund’s co-administrator and custodian prior to August 1, 2008, when ALPS became co-administrator and Bank of New York Mellon became the Fund’s custodian.

Computershare Trust Company, N.A. (“Computershare”), serves as the Fund’s Common Stock servicing agent (“Transfer Agent”), dividend-paying agent and registrar, and as compensation for Computershare’s services as such, the Fund pays Computershare a monthly fee plus certain out-of-pocket expenses.

NOTE 3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities for the six months ended September 30, 2008, excluding short-term investments, aggregated $102,603,402 and $123,354,161, respectively.

On September 30, 2008, based on cost of $340,000,488 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $20,155,077 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $111,406,448.

NOTE 4. CAPITAL

As of September 30, 2008, 50,000,000 shares of $0.001 par value Common Stock were authorized and 29,200,589 shares were issued and outstanding.

Transaction in common stock were as follows.

	Six Months Ended	Year Ended
	September 30, 2008	March 31, 2008
Common Stock outstanding- beginning of period	29,200,589	29,200,589
Common Stock issued as reinvestment of dividends	—	—
Common Stock outstanding-end of period	29,200,589	29,200,589

Notes to Financial Statements Unaudited September 30, 2008

NOTE 5. SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time, repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine. For the six months ended September 30, 2008 and the year ended March 31, 2008, the Fund did not repurchase any of its own shares.

NOTE 6. SIGNIFICANT STOCKHOLDERS

As of September 30, 2008, the Lola Trust and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 10,204,417 shares of Common Stock of the Fund, representing 34.95% of the total Fund shares outstanding.

NOTE 7. BORROWINGS

A loan and pledge agreement (the “Agreement”) between the Fund and the Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $50,000,000 or the maximum the Fund is permitted to borrow under the 1940 Act. For the six months ended September 30, 2008, the Fund had an outstanding loan for 183 days, with an average balance of $30,000,000, at an average rate of 3.68% and incurred $551,859 of interest expense. Subsequent to the date of this report, on October 23, 2008, the loan was paid off in full.

NOTE 8. TRANSACTIONS WITH AFFILIATED COMPANIES

Transactions during the period with companies in which the Fund owned at least 5% of the voting securities were as follows:

	Beginning	Ending	Dividend	Market
Name of Affiliate	Share Balance	Share Balance	Income	Value
Broadway Financial Corp.	129,280	129,280	$12,928	$999,334
CCF Holding Co.	340,815	340,815	17,041	1,124,690
Perpetual Federal Savings Bank	165,930	165,930	66,372	2,497,247
Redwood Financial, Inc.	40,650	40,650	—	609,750
River Valley Bancorp	90,000	90,000	56,700	1,429,200
Third Century Bancorp	110,500	110,500	13,260	801,125
			$166,301	$7,461,346

NOTE 9. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS 161”) “Disclosures about Derivative Instruments and Hedging Activities” - an amendment of FASB Statement No. 133 (“SFAS 1 33”),” expands the disclosure requirements in SFAS 133 about entity’s derivative instruments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund’s financial statement disclosures.

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.firstopportunityfund.com; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available on the Fund’s website located at http://www.firstopportunityfund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.firstopportunityfund.com.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the First Opportunity Fund, Inc. (the “Fund”) have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Additional Information Unaudited September 30, 2008

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fundrelated solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Board of Directors’ Approval

Discussion Regarding the Board of Directors’ Approval of the Investment Advisory Contract

Wellington Management Company, LLP (the “Adviser”) has entered into an Investment Advisory Agreement with the Fund (the “Advisory Agreement”) pursuant to which the Adviser is responsible for managing the Fund’s assets in accordance with its investment objectives, policies and limitations. The Advisory Agreement was amended in July 2006, after required approval was obtained from the Fund’s Board of Directors (the “Board”) and stockholders, to increase the advisory fees payable to the Adviser under the Advisory Agreement. The 1940 Act requires that the Board, including a majority of the Independent Directors, annually approve the terms of the Advisory Agreement. At a regularly scheduled meeting held on April 25, 2008, the Directors, by a unanimous vote (including a separate vote of the Independent Directors), approved the renewal of the Advisory Agreement.

Factors Considered

Generally, the Board considered a number of factors in renewing the Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by the Adviser to the Fund; (ii) the investment performance of the Fund compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to the Adviser of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of the Adviser by the Fund’s principal stockholders; and (vii) the historical relationship between the Fund and the Adviser. The Board also reviewed the ability of the Adviser to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the Adviser.

Deliberative Process

To assist the Board in its evaluation of the quality of the Adviser’s services and the reasonableness of the fees under the Advisory Agreement, the Board received a memorandum from independent legal counsel to the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to the Adviser’s investment services under the Advisory Agreement. These materials included reports and presentations from the Adviser that described, among other things, the Adviser’s organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also reviewed a report prepared by the Adviser comparing the Fund’s performance to a group of closed-end and open-end mutual funds with similar, though not identical, investment strategies as the Fund (the “Peer Group”). The Board also considered information received from the Adviser throughout the year, including investment performance and returns as well as stock price and net asset value.

In advance of the April 25, 2008 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. The purpose of this meeting was to discuss the renewal of the Advisory Agreement and to review the materials provided to the Board by the Adviser in connection with the annual review process. The Board held additional discussions at the April 25, 2008 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the Adviser were present.

The information below summarizes the Board’s considerations in connection with its approval of the Advisory Agreement. In deciding to approve the Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

Nature, Extent and Quality of the Services Provided; Ability to Provide Services

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement. The Adviser’s most recent investment adviser registration form on the Securities and Exchange Commission’s Form ADV was provided to the Board, as were the responses of the Adviser to information requests submitted to the Adviser by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the Adviser’s key portfolio management and operational personnel and the amount of attention devoted to the Fund by the Adviser’s portfolio management personnel. The Board also reviewed the Adviser’s policies and procedures on side-by-side management of hedge funds and other accounts and any impact these have on the success of the Fund. The Board was satisfied that the Adviser’s investment

Additional Information Unaudited September 30, 2008

personnel, including Nicholas C. Adams, the Fund’s principal portfolio manager, devote an adequate portion of their time and attention to the success of the Fund and its investment strategy, particularly given the reduction in the number of accounts managed by Mr. Adams that occurred in 2006. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser, and that the Adviser possessed the ability to continue to provide these services to the Fund in the future.

Investment Performance

The Board considered the investment performance of the Fund since inception, as compared to both relevant indices and the performance of two comparable closed-end financial services funds (the “Closed-End Peer Group”.) The Board noted favorably that for the five-, ten-year, and since inception periods ended March 31, 2008, the Fund’s performance based upon total return outperformed the Standard & Poor’s 500 Index, the Fund’s primary relevant benchmark, as well as the NASDAQ Composite, the NASDAQ Banks Index, the SNL All Daily Thrift Index, and the SNL MBS REITS Index, the Fund’s secondary benchmarks. For the one- and three-year periods ended March 31, 2008, the Fund underperformed versus the Standard & Poor’s 500 Index and the NASDAQ Composite, but had outperformed the Fund’s other secondary benchmarks. The Board noted that the financial sector of the stock market had experienced a significant decline over the last year, accounting for the Fund’s recent relative underperformance versus broader market indices. The Board also acknowledged that the Fund had outperformed the Closed-End Peer Group over the one-, five-, ten-year, and since inception periods ended March 31, 2008.

The Board further considered the investment performance of the Fund as compared to the performance of thirteen selected open-end financial services funds (the “Open-End Peer Group”) for the one-, three-and five-year periods ended March 31, 2008. The Board noted that the Fund outperformed its Open-End Peer Group for the one- and five-year periods ended March 31, 2008 and underperformed its Open-End Peer Group for the three-year period ended March 31, 2008. In concluding that the Fund’s overall investment performance supported renewal of the Advisory Agreement, the Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

Costs of Services Provided and Profits Realized by the Adviser

In evaluating the costs of the services provided to the Fund by the Advisers, the Board relied on statistical and other information regarding the Fund’s total expense ratio and its various components, including advisory fees and investment-related expenses. The Board also noted that in 2006, in connection with a proposed increase in advisory fees under the Advisory Agreement that was ultimately approved by the Board and the Fund’s stockholders, it had conducted a detailed evaluation of the Fund’s expense ratio and the advisory fees charged by the Adviser. The Board noted that Fund’s expense ratio was at the median for a group of three comparable closed-end financial services funds and the Open-End Peer Group, and that the advisory fees under the Advisory Agreement were comparable to the fees earned by the Adviser on other portfolios managed by Mr. Adams.

The Board also obtained information regarding the overall profitability of the Adviser. The profitability information was obtained to assist the Board in determining the overall benefits to the Adviser from its relationship to the Fund. The Board compared the overall profitability of the Adviser to the profitability of certain publicly traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by the Adviser did not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by the Adviser.

Based on these factors, the Board concluded that the fee under the Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by the Adviser.

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee is reasonable in relation to the Fund’s assets and any economies of scale that may exist. The Board noted that that the existing fee schedule under the Advisory Agreement includes breakpoints. In evaluating economies of scale, the Board noted that the Advisers’ internal costs of providing investment management services to the Fund had continued to increase, particularly costs associated with attracting and retaining talented investment personnel and compliance costs. The Board concluded that the breakpoints in the fee schedule are acceptable and appropriately reflect any economies of scale expected to be realized by the Adviser in managing the Fund’s assets if the Fund’s net assets increase.

Stockholder Support and Historical Relationship with the Fund

The Board also weighed the views of the Fund’s largest stockholders, which are affiliated with the family of Mr. Stewart R. Horejsi. As of March 31, 2008, the Lola Brown Trust No. 1B and other entities affiliated with the Horejsi family held approximately 35% of the Fund’s outstanding common shares. The Board understood from Mr. Horejsi that these stockholders were supportive of the Adviser and the renewal of the Advisory Agreement. The Board also noted that the Fund had received a limited amount of negative feedback from other Fund stockholders in connection with the increase in the level of advisory fees in 2006, but that overall the stockholders had overwhelmingly supported the increase in advisory fees payable to the Adviser.

Approval

The Board based its decision to approve the renewal of the Advisory Agreement on a careful analysis, in consultation with independent counsel, of the above factors as well as other factors. In approving the Advisory Agreement, the Board concluded that the terms of the Advisory Agreement are reasonable and fair and that renewal of the Advisory Agreement is in the best interests of the Fund and its stockholders.

Additional Information Unaudited September 30, 2008

Meeting of Stockholders - Voting Results

On July 28, 2008, the Fund held its Annual Meeting of Stockholders to consider the election of Directors of the Fund. The following votes were recorded:

Proposal 1: (Voting by all Stockholders - Routine): Election of Directors of the Fund

Election of Joel W. Looney
as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,410,525	95.94%
Withheld	1,117,740	4.06%
TOTAL	27,528,265	100.00%

Election of Richard I. Barr as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,421,389	95.98%
Withheld	1,106,877	4.02%
TOTAL	27,528,266	100.00%

Election of Dr. Dean Jacobson as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,386,544	95.85%
Withheld	1,141,721	4.15%
TOTAL	27,528,265	100.00%

Election of John S. Horejsi as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,416,396	95.96%
Withheld	1,111,869	4.04%
TOTAL	27,528,265	100.00%

Election of Susan L. Ciciora
as Director of the Fund	# of Votes Cast	% of Votes Cast
Affirmative	26,390,084	95.87%
Withheld	1,138,182	4.13%
TOTAL	27,528,266	100.00%

Proposal 2: (Voting by all Stockholders - Non-Routine): Change Fund Investment Objective

	# of Votes Cast	% of Votes Cast
Affirmative	17,422,833	91.69%
Against	1,381,847	7.27%
Withheld	196,571	1.04%
TOTAL	19,001,251	100.00%

Proposal 3: (Voting by all Stockholders - Non-Routine): Change Fund Classification

	# of Votes Cast	% of Votes Cast
Affirmative	18,098,151	95.25%
Against	697,704	3.67%
Withheld	205,396	1.08%
TOTAL	19,001,251	100.00%

Proposal 4: (Voting by all Stockholders - Non-Routine): Eliminate Fund Restriction

	# of Votes Cast	% of Votes Cast
Affirmative	17,888,971	94.15%
Against	932,995	4.91%
Withheld	179,284	0.94%
TOTAL	19,001,251	100.00%

SA08

Directors	Richard I. Barr
Susan L. Ciciora John S. Horejsi
Dean L. Jacobson
Joel W. Looney

Investment Adviser	Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agent	Computershare Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered	Deloitte & Touche LLP
Public Accounting Firm	555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

The views expressed in this report and the information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Opportunity Fund, Inc. 2344 Spruce Street, Suite A | Boulder, CO 80302

If you have questions regarding shares held in a brokerage account contact your broker, or, if you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent and Shareholder Servicing Agent - Computershare Trust Company, N.A. at: P.O. Box 43011 | Providence, RI 02940-3011 | (800) 451-6788

www.firstopportunityfund.com

The Fund’s CUSIP number is: 33587T108

c/o Computershare Trust Company, N.A.

P.O. Box 43011

Providence, RI 02940-3011

SA2008

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

On July 28, 2008, the Board of Directors of the Registrant adopted amended and restated bylaws of the Registrant (the “Bylaws”) that designate revised procedures by which stockholders may recommend nominees to the Registrant’s Board of Directors.  The applicable sections of the Bylaws are set forth below:

Such stockholder’s notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director…(E) the extent to which such individual (including such individual’s principals) has entered into any hedging transaction or other arrangement with the effect or intent of mitigating or otherwise managing profit, loss, or risk of changes in the value of the common stock or the daily quoted market price of the Corporation held by such individual (including such individual’s principals), or increasing or decreasing the voting power of such individual (including such individual’s principals), including independently verifiable information in support of the foregoing, the investment strategy or objective—including any related disclosure documents or other independently verifiable information in support of the foregoing—for such individual (including such individual’s principals).

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	FIRST OPPORTUNITY FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	December 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	December 1, 2008

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	December 1, 2008